UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 25, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. or Fitch Ratings). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 shows the Fund compared to its composite benchmark (the “Composite”), a 60% / 40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, for the six- and 12-month periods ended May 31, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed the Composite for both the six- and 12-month periods ended May 31, 2007. A description of both the equity and fixed-income portions of the Fund’s performance follows.

The equity allocation of the Fund’s investment portfolio outperformed the broad equity market as measured by the S&P 500 Stock Index, but modestly trailed the Russell 1000 Value Index. Strong performance was found across many industries, and was led by a diverse group of holdings. The equity portion of the Fund benefited from an overweight in health care and an underweight in financials. Stock

ALLIANCEBERNSTEIN BALANCED SHARES •	1

selection in both health care and financials contributed to Fund performance. While mega-cap stocks, higher-quality value stocks, and defensive sector stocks led the market briefly during the second half of 2006, those trends reversed in early 2007. The largest quintile of U.S. equities underperformed the balance of the market for the first five months of the year and more cyclical sectors, led by energy stocks, resumed their leadership. The Fund’s underperformance versus the value benchmark was largely attributable to its mega-cap bias and its underweight of the energy and utility sectors. The Fund’s Relative Value Investment Team’s (the “Team’s”) research leads it to maintain this investment posture. As energy and utility companies are currently achieving profitability levels unprecedented during the past 50 years, the Team believes the risk of those sectors mean reverting to lower earnings levels is significant. Similarly, as earnings growth has broadly decelerated, the attractiveness of the mega cap stocks remains intact, as they trade at their most significant discount relative to the balance of the market.

The fixed-income allocation of the Fund’s investment portfolio outperformed its benchmark, the LB Government/Credit Index, for both the six- and 12-month periods ended May 31, 2007. For both periods, positive contributors to performance included the Fund’s high yield exposure, plus its underweight in long-maturity corporates, which underperformed and an overweight in BBB-rated credits, which outperformed. Detracting from performance for the six-month period was the Fund’s underweight in agency securities, which outperformed and overweight in commercial mortgage-backed securities (CMBS), which underperformed. Detracting from performance for the 12-month period was the Fund’s shorter-than-benchmark duration.

In January of 2007, proceeds were received in the Fund resulting from the Worldcom class action settlement. The addition of these proceeds positively impacted relative performance for both the six-and -12 month periods.

Market Review and Investment Strategy

For the equity allocation, mega-cap stocks have been trading at unusually attractive valuations because prolonged strong global economic growth with low inflation has made it seem like peak corporate earnings would persist indefinitely. The Team believes the economic slowdown that is underway should burst that illusion, allowing market distortions to correct. Mega-caps and other stocks with stable, sustainable earnings growth should regain their normal valuation premiums. The equity component of the Fund’s portfolio is heavily invested in such companies in order to capture this valuation anomaly. The portfolio’s largest holdings are dominant industry players that appear to have high returns on equity and are exhibiting strong earnings growth.

For the fixed-income allocation, volatility returned to the bond market in the first quarter of 2007, as consumer credit concerns roiled the subprime mortgage sector. Subprime weakness,

2	• ALLIANCEBERNSTEIN BALANCED SHARES

leveraged buyout (LBO) concerns and a deteriorating housing market all weighed on the corporate bond sector. The corporate bond market posted a relatively weak absolute return of 0.28% for the six-month reporting period. Corporate securities, however, outperformed duration-neutral Treasuries by 0.51%. Industry returns were relatively mixed with lower-rated BBB credit outperforming the higher-rated quality tiers during the period. Intermediate credit, which returned 1.00%, significantly outperformed long credit, which returned -1.73% as longer maturity securities were negatively impacted by rising long-term interest rates.

During the semi-annual period the U.S. Federal Reserve (the “Fed”) kept U.S. official rates on hold at 5.25%, as weakness in the housing sector was offset by strong corporate profits and investment. Treasury yields increased across the curve with the exception of the very shortest maturities. The inversion in the yield curve modified as investors began to discount the possibility of a Fed rate cut. The 10-year yield increased 43 basis points to end the period at 4.89%, while the 30-year yield increased 45 basis points to 5.01%.

Among other fixed-income sectors, mortgage-backed securities posted a positive 1.20% for the six-month period, despite some volatility and strong levels of supply. CMBS underperformed, returning 0.11%, primarily due to rising interest rates. High yield corporate debt posted the strongest results within fixed-income asset classes at 5.90%. High yield continued

to be supported by a low default risk environment, strong investor demand for yield and a decline in new issuance. The emerging market debt class also posted a solid return of 3.71%, supported by positive global growth, strong investor demand and ample financial-market liquidity.

During the semi-annual reporting period, the Fund’s holdings were further diversified. The Fund’s Treasury exposure was reduced to an underweight and positions in mortgage-backed securities and emerging market debt were established. Emerging market debt holdings added during the period included Brazil, Panama and Peru. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advancing to investment grade. Peru has benefited from strong economic growth and progress in building dollar reserves and decreasing its external and sovereign debt ratios. Panama was supported by a strengthening economy and canal-related fees, services and expansion. The Fund also maintained an underweight position in investment-grade corporates due to historically tight spreads, a relatively flat yield curve and increased event risk. The Fund’s corporate underweight was focused on longer maturity corporates which are inherently more vulnerable to event risk. The overall duration of the Fund remained near neutral to the benchmark.

ALLIANCEBERNSTEIN BALANCED SHARES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The LB Government/Credit Index represents a combination of two indices: the LB Government Index which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. For the six- and 12-month periods ended May 31, 2007, the Lipper Mixed-Asset Target Allocation Growth Funds Average consisted of 640 and 605 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund is a “balanced” fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund may invest in high yield bonds (i.e., “junk bonds”) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares†
Class A	6.93%	18.06%

Class B	6.56%	17.22%

Class C	6.53%	17.21%

Advisor Class*	7.08%	18.44%

Class R*	6.78%	17.66%

Class K*	6.88%	17.97%

Class I*	7.09%	18.35%

Russell 1000 Value Index	11.21%	25.58%

Lehman Brothers Government/Credit Index	0.41%	6.47%

Composite: 60% Russell 1000 Value Index / 40% Lehman Brothers Government/Credit Index	6.89%	17.94%

Lipper Mixed-Asset Target Allocation Growth Funds Average	7.98%	17.06%

†	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007(a)
	NAV Returns	SEC Returns

Class A Shares
1 Year	18.06%	13.06%
5 Years	8.97%	8.03%
10 Years	9.56%	9.08%

Class B Shares
1 Year	17.22%	13.22%
5 Years	8.18%	8.18%
10 Years(b)	8.91%	8.91%

Class C Shares
1 Year	17.21%	16.21%
5 Years	8.19%	8.19%
10 Years	8.75%	8.75%

Advisor Class Shares†
1 Year	18.44%	18.44%
5 Years	9.29%	9.29%
10 Years	9.85%	9.85%

Class R Shares†
1 Year	17.66%	17.66%
Since Inception*	10.45%	10.45%

Class K Shares†
1 Year	17.97%	17.97%
Since Inception*	9.49%	9.49%

Class I Shares†
1 Year	18.35%	18.35%
Since Inception*	9.85%	9.85%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.64%, 1.63%, 0.62%, 1.25%, 0.94% and 0.61% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(a)	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

(b)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)(a)
SEC Returns

Class A Shares
1 Year	11.56%
5 Years	8.95%
10 Years	8.45%

Class B Shares
1 Year	11.67%
5 Years	9.09%
10 Years(b)	8.28%

Class C Shares
1 Year	14.66%
5 Years	9.09%
10 Years	8.12%

Advisor Class Shares†
1 Year	16.84%
5 Years	10.21%
10 Years	9.22%

Class R Shares†
1 Year	16.07%
Since Inception*	9.72%

Class K Shares†
1 Year	16.40%
Since Inception*	8.41%

Class I Shares†
1 Year	16.81%
Since Inception*	8.77%

(a)	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

(b)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 31,000 (for example, an 58,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other fends by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,069.34	$1,020.29	$4.80	$4.68
Class B	$1,000	$1,000	$1,065.59	$1,016.60	$8.60	$8.40
Class C	$1,000	$1,000	$1,065.30	$1,016.65	$8.55	$8.35
Advisor Class	$1,000	$1,000	$1,070.82	$1,021.74	$3.30	$3.23
Class R	$1,000	$1,000	$1,067.78	$1,018.65	$6.50	$6.34
Class K	$1,000	$1,000	$1,068.80	$1,020.24	$4.85	$4.73
Class I	$1,000	$1,000	$1,070.86	$1,021.84	$3.20	$3.13
*	Expenses are equal to the classes’ annualized expense ratios of 0.93%, 1.67%, 1.66%, 0.64%, 1.26%, 0.94% and 0.62%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,737.5

TEN LARGEST HOLDINGS**

May 31, 2007 (unaudited)

Company	U.S $ Value	Percent of Net Assets
Federal National Mortgage Association	$105,021,278	6.0%
U.S. Treasury Bonds	82,766,489	4.8
JPMorgan Chase & Co.	63,579,318	3.7
American International Group, Inc.	56,656,688	3.3
Procter & Gamble Co.	52,873,600	3.0
Citigroup, Inc.	44,343,635	2.6
Exxon Mobil Corp.	43,248,400	2.5
Time Warner, Inc.	41,051,770	2.4
Bank of America Corp.	40,568,000	2.3
AT&T, Inc.	40,178,346	2.3
	$570,287,524	32.9%

*	All data are as of May 31, 2007. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 68.9%
Finance – 21.9%
Banking - Money Center – 3.8%
JPMorgan Chase & Co.(a)	1,050,000	$54,421,500
The Bank of New York, Inc.	182,100	7,385,976
Wachovia Corp.	63,700	3,451,903

		65,259,379

Banking - Regional – 4.2%
Bank of America Corp.	800,000	40,568,000
Northern Trust Corp.	205,800	13,393,464
Wells Fargo & Co.(a)	517,200	18,665,748

		72,627,212

Brokerage & Money Management – 3.6%
Goldman Sachs Group, Inc.	79,600	18,373,272
Lehman Brothers Holdings, Inc.	241,400	17,713,932
Merrill Lynch & Co., Inc.(a)	289,600	26,854,608

		62,941,812

Insurance – 6.6%
ACE, Ltd.	528,700	32,552,059
Allstate Corp.	101,200	6,223,800
American International Group, Inc.	783,200	56,656,688
Axis Capital Holdings, Ltd.	494,400	19,563,408

		114,995,955

Miscellaneous – 2.6%
Citigroup, Inc.	813,794	44,343,635

Mortgage Banking – 1.1%
Federal National Mortgage Association	309,400	19,776,848

		379,944,841

Health Care – 10.0%
Drugs – 4.3%
Eli Lilly & Co.(a)	350,000	20,517,000
Merck & Co., Inc.(a)	400,800	21,021,960
Wyeth	570,800	33,015,072

		74,554,032

Medical Products – 0.5%
Becton Dickinson & Co.	110,000	8,387,500

Medical Services – 5.2%
Aetna, Inc.	200,000	10,586,000
Laboratory Corp. of America Holdings(a)(b)	100,600	7,921,244
Medco Health Solutions, Inc.(b)	61,800	4,805,568
UnitedHealth Group, Inc.	601,700	32,955,109
WellPoint, Inc.(b)	429,000	34,924,890

		91,192,811

		174,134,343

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology – 7.6%
Communication Equipment – 0.8%
Cisco Systems, Inc.(b)	476,000	$12,813,920

Computer Hardware/Storage – 3.0%
International Business Machines Corp.(a)	240,000	25,584,000
Sun Microsystems, Inc.(b)	5,242,100	26,734,710

		52,318,710

Computer Services – 0.9%
Accenture, Ltd. Class A(a)	188,700	7,725,378
Fiserv, Inc.(b)	136,100	8,063,925

		15,789,303

Semiconductor Capital Equipment – 0.7%
Applied Materials, Inc.(a)	650,000	12,415,000

Software – 2.2%
Microsoft Corp.	1,239,300	38,009,331

		131,346,264

Consumer Staples – 6.8%
Beverages – 0.8%
PepsiCo, Inc.	201,700	13,782,161

Household Products – 3.4%
Colgate-Palmolive Co.	86,900	5,818,824
Procter & Gamble Co.	832,000	52,873,600

		58,692,424

Tobacco – 2.4%
Altria Group, Inc.	353,200	25,112,520
Loews Corp. - Carolina Group	221,000	17,182,750

		42,295,270

Food – 0.2%
Kraft Foods, Inc. Class A	90,122	3,049,729

		117,819,584

Energy – 6.2%
Domestic Producers – 0.5%
Noble Energy, Inc.	145,300	9,196,037

International – 4.0%
Chevron Corp.	320,200	26,093,098
Exxon Mobil Corp.	520,000	43,248,400

		69,341,498

Miscellaneous – 0.4%
ConocoPhillips	83,100	6,434,433

Oil Service – 1.3%
Baker Hughes, Inc.(a)	84,100	6,936,568
BJ Services Co.	111,800	3,279,094
Nabors Industries, Ltd.(b)	387,800	13,549,732

		23,765,394

		108,737,362

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Services – 5.6%
Broadcasting & Cable – 5.0%
Comcast Corp. Class A(a)(b)	471,159	$12,914,468
Comcast Corp. Special Class A(b)	102,450	2,784,591
News Corp. Class A	942,700	20,824,243
Time Warner, Inc.(a)	1,921,000	41,051,770
Viacom, Inc. Class B(b)	225,000	10,107,000

		87,682,072

Restaurants & Lodging – 0.4%
McDonald’s Corp.	127,600	6,450,180

Retail - General Merchandise – 0.2%
Best Buy Co., Inc.	72,100	3,481,709

		97,613,961

Capital Goods – 4.4%
Electrical Equipment – 1.5%
Emerson Electric Co.	541,500	26,235,675

Miscellaneous – 2.9%
General Electric Co.	734,200	27,591,236
United Technologies Corp.(a)	325,000	22,928,750

		50,519,986

		76,755,661

Utilities – 3.8%
Electric & Gas Utility – 0.3%
FirstEnergy Corp.	89,000	6,161,470

Telephone Utility – 3.5%
AT&T, Inc.	971,900	40,178,346
Verizon Communications, Inc.	471,400	20,520,042

		60,698,388

		66,859,858

Basic Industry – 1.9%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	368,000	28,700,320
EI Du Pont de Nemours & Co.(a)	79,900	4,180,368

		32,880,688

Multi-Industry Company – 0.4%
Multi-Industry Company – 0.4%
Danaher Corp.(a)	85,300	6,269,550

Transportation – 0.3%
Air Freight – 0.2%
United Parcel Service, Inc. Class B(a)	41,200	2,965,164

Railroad – 0.1%
Union Pacific Corp.	20,500	2,473,940

		5,439,104

Total Common Stocks (cost $869,678,653)		1,197,801,216

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 8.5%
Financial Institutions – 3.3%
Banking – 1.7%
Bank of Tokyo-Mitsubishi UFJ NY 7.40%, 6/15/11	$1,600	$1,711,411
Barclays Bank PLC 8.55%, 6/15/11(c)(d)	1,000	1,105,836
Dresdner Funding Trust I 8.151%, 6/30/31(c)	2,625	3,099,920
Fuji JGB Investment 9.87%, 6/30/08(c)(d)	390	406,467
HBOS PLC 5.375%, 11/01/49(c)	2,100	2,055,911
HSBC Bank USA 5.875%, 11/01/34	2,500	2,435,118
Northern Rock PLC 5.60%, 4/30/49(c)	2,975	2,861,188
Popular North America, Inc. 4.25%, 4/01/08	385	380,002
Rabobank Capital Funding II 5.26%, 12/31/13(c)(d)	1,100	1,066,712
RBS Capital Trust III 5.512%, 9/29/49(d)	2,740	2,661,154
Resona Preferred Global Securities 7.191%, 7/30/15(c)(d)	1,145	1,201,509
Royal Bank of Scotland Group PLC 7.648%, 8/31/49(d)	1,000	1,146,584
Sumitomo Mitsui Banking Corp. 5.625%, 12/31/49(c)(d)	550	535,125
The Chuo Mitsui Trust & Banking Co., Ltd. 5.506%, 4/15/49(c)(d)	1,745	1,672,446
UBS Preferred Funding Trust II 7.247%, 6/26/11(d)	1,000	1,059,042
UBS Preferred Funding Trust V 6.243%, 5/15/16(d)	2,575	2,626,384
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,565	1,658,287

Unicredito Italiano Capital Trust 9.20%, 10/05/49(c)(d)	1,320	1,463,810
Wachovia Capital Trust III 5.80%, 3/15/11(d)	670	670,853

		29,817,759

Brokerage – 0.2%
Goldman Sachs Group, Inc. 5.70%, 9/01/12	2,610	2,623,201

Finance – 0.5%
Capital One Bank 6.50%, 6/13/13	1,600	1,651,760
Countrywide Financial Corp. 6.25%, 5/15/16	2,850	2,867,468

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

General Electric Capital Corp. 5.875%, 2/15/12	$2,250	$2,286,992
iStar Financial, Inc.
5.70%, 3/01/14	900	881,585
6.00%, 12/15/10	800	804,725
ZFS Finance USA Trust I 6.15%, 12/15/65(c)(d)	1,000	1,006,604

		9,499,134

Insurance – 0.8%
CNA Financial Corp. 5.85%, 12/15/14	480	473,229
ING Capital Funding Trust III 8.439%, 12/29/49	1,000	1,089,662
ING Groep NV 5.775%, 12/29/49(d)	2,925	2,864,072
Liberty Mutual Group 5.75%, 3/15/14(c)	1,600	1,566,198
Lincoln National Corp. 7.00%, 5/17/66(d)	2,755	2,869,602
North Front Pass-Thru Trust 5.81%, 12/15/24(c)(d)	2,213	2,156,214
UnitedHealth Group, Inc. 5.25%, 3/15/11	900	892,594
WellPoint, Inc. 5.25%, 1/15/16	600	578,233
Zurich Capital Trust I 8.376%, 6/01/37(c)	950	991,979

		13,481,783

Real Estate Investment Trust – 0.1%
Regency Centers LP 5.25%, 8/01/15	1,800	1,732,084

		57,153,961

Industrial – 4.4%
Basic – 0.7%
E. I. du Pont de Nemours & Co. 3.375%, 11/15/07	2,935	2,908,949
Eastman Chemical Co. 7.25%, 1/15/24	800	832,988
Inco, Ltd. 7.75%, 5/15/12	2,615	2,845,384
Ispat Inland ULC 9.75%, 4/01/14	500	552,385
Lubrizol Corp. 5.50%, 10/01/14	1,450	1,403,796
Noranda Inc. 6.00%, 10/15/15	1,645	1,670,550

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Southern Peru Copper Corp. 7.50%, 7/27/35	$980	$1,071,295
The Dow Chemical Co. 7.375%, 11/01/29	95	104,371

		11,389,718

Capital Goods – 0.2%
CRH America, Inc. 6.00%, 9/30/16	750	752,045
Hanson Australia Funding 5.25%, 3/15/13	945	927,776
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(c)	500	566,185
TYCO International Group S.A. 6.00%, 11/15/13	1,005	1,052,215
Waste Management, Inc. 6.375%, 11/15/12	675	692,700

		3,990,921

Communications - Media – 0.4%
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(c)	680	665,026
CBS Corp. 7.875%, 7/30/30	325	342,678
Comcast Corp. 7.05%, 3/15/33	500	527,949
News America Holdings, Inc. 9.25%, 2/01/13	500	581,231
News America, Inc. 5.30%, 12/15/14	1,500	1,467,754
The Thomson Corp. 5.75%, 2/01/08	400	400,258

Time Warner Entertainment Co. 8.375%, 3/15/23	2,000	2,347,720
WPP Finance Corp. 5.875%, 6/15/14	1,000	996,783

		7,329,399

Communications - Telecommunications – 1.0%
BellSouth Capital Funding Corp. 7.12%, 7/15/97	2,625	2,686,866
BellSouth Corp. 5.20%, 9/15/14	2,135	2,072,925
CenturyTel, Inc. 5.00%, 2/15/15	715	663,387
Embarq Corp. 6.738%, 6/01/13	2,000	2,049,520
GTE Corp. 8.75%, 11/01/21	2,175	2,607,061
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	1,250	1,601,314
Nextel Communications, Inc. 5.95%, 3/15/14	1,335	1,296,382

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Telus Corp. 8.00%, 6/01/11	$600	$641,810
TPSA Finance BV 7.75%, 12/10/08(c)	200	206,000
Verizon Virginia, Inc. 4.625%, 3/15/13	2,915	2,740,584

		16,565,849

Consumer Cyclical - Automotive – 0.1%
DaimlerChrysler North America Corp. 4.875%, 6/15/10	2,450	2,408,335

Consumer Cyclical - Other – 0.1%
D.R. Horton, Inc. 6.50%, 4/15/16	450	440,783
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15	1,119	1,131,723
7.875%, 5/01/12	602	631,897

		2,204,403

Consumer Non-Cyclical – 1.1%
Altria Group, Inc. 7.75%, 1/15/27	1,160	1,362,481
Boston Scientific Corp. 5.45%, 6/15/14	1,335	1,264,775
Bristol-Myers Squibb Co. 6.875%, 8/01/97	2,650	2,768,145
Cadbury Schweppes Finance 5.125%, 10/01/13(c)	1,415	1,364,191
Fisher Scientific International, Inc. 6.125%, 7/01/15	3,260	3,243,426
Kraft Foods, Inc. 5.25%, 10/01/13	1,200	1,168,459
Safeway, Inc. 4.95%, 8/16/10	2,000	1,963,846
5.80%, 8/15/12	1,240	1,241,440
Sara Lee Corp. 6.125%, 11/01/32	600	542,602
The Kroger Co. 6.80%, 4/01/11	1,500	1,554,576
Wyeth 6.50%, 2/01/34	2,250	2,349,304

		18,823,245

Energy – 0.2%
Amerada Hess Corp. 7.30%, 8/15/31	1,100	1,195,076
Valero Energy Corp. 4.75%, 6/15/13	1,000	946,472
XTO Energy, Inc. 7.50%, 4/15/12	1,400	1,511,082

		3,652,630

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Service – 0.2%
The Western Union Co. 5.93%, 10/01/16	$3,270	$3,221,467

Technology – 0.2%
Electronic Data Systems Corp. 6.50%, 8/01/13	2,470	2,462,914
Motorola, Inc. 6.50%, 9/01/25	760	738,199
7.50%, 5/15/25	125	133,245

		3,334,358

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	3,280	3,120,641

Transportation - Railroads – 0.0%
CSX Corp. 5.50%, 8/01/13	400	393,319

		76,434,285

Non Corporate Sector – 0.1%
Agency - Not Government Guaranteed – 0.1%
Petronas Capital, Ltd. 7.00%, 5/22/12(c)	850	905,124

Utilities – 0.7%
Electric – 0.4%
Consumers Energy Co. 5.375%, 4/15/13	1,700	1,680,234
Dominion Resources, Inc. 7.50%, 6/30/66	3,120	3,328,419
SPI Electricity & Gas Australia Holdings Pty, Ltd. 6.15%, 11/15/13(c)	1,200	1,222,782
TXU Energy Co. 7.00%, 3/15/13	895	922,696

		7,154,131

Natural Gas – 0.3%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	2,300	2,536,028
Enterprise Products Operating LP Series B 5.60%, 10/15/14	1,850	1,818,850
Texas Eastern Transmission Corp. 7.30%, 12/01/10(a)	1,700	1,792,618

		6,147,496

		13,301,627

Total Corporates - Investment Grade (cost $149,093,615)		147,794,997

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

U.S. TREASURIES – 5.6%
U.S. Treasury Bonds 4.50%, 2/15/36(a)	$31,720	$29,199,751
8.75%, 5/15/17(a)	10,405	13,489,104
11.25%, 2/15/15(a)	7,503	10,531,166
U.S. Treasury Notes 3.875%, 5/15/10(a)	9,700	9,440,826
4.00%, 4/15/10(a)	9,260	9,047,307
5.00%, 2/15/11(a)	4,545	4,573,052
5.125%, 5/15/16(a)	6,386	6,485,283
United States Treasury Notes 4.875%, 5/31/08(a)	14,070	14,044,716

Total U.S. Treasuries (cost $97,290,482)		96,811,205

MORTGAGE PASS-THRUS – 4.7%
AGENCY ARMS – 0.9%
Federal Home Loan Mortgage Corp. 5.799%, 2/01/37(d)	2,588	2,592,638
5.976%, 1/01/37(d)	722	725,714
6.005%, 2/01/37(d)	750	751,492
6.025%, 9/01/36(d)	4,061	4,077,030
6.123%, 1/01/37(d)	342	345,053
6.177%, 12/01/36(d)	708	713,692
Federal National Mortgage Association 4.462%, 1/01/36(d)	801	805,403
5.76%, 12/01/36(d)	711	712,745
5.943%, 2/01/37(d)	750	755,289
6.052%, 2/01/37(d)	3,631	3,664,076

		15,143,132

FIXED RATE 15-YEAR – 0.8%
Federal National Mortgage Association 5.00%, TBA	14,250	13,889,304

FIXED RATE 30-YEAR – 2.9%
Federal Gold Loan Mortgage Corp. 7.00%, TBA	7,855	8,080,831
Federal National Mortgage Association 5.00%, TBA	7,825	7,445,973
6.50%, TBA	5,290	5,372,656
Government National Mortgage Association 5.50%, TBA	29,650	29,116,481

		50,015,941

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

NON-AGENCY ARMS – 0.1%
Banc of America Funding Corp. Series 2007-C Class 1A3 5.763%, 5/20/36(d)	$2,520	$2,518,083

Total Mortgage Pass-Thrus (cost $82,256,405)		81,566,460

COMMERCIAL MORTGAGE BACKED SECURITIES – 4.1%
NON-AGENCY FIXED RATE CMBS – 4.1%
Banc America Commercial Mortgage, Inc. Series 2001-PB1 Class A2 5.787%, 5/11/35	9,841	9,916,038
Series 2005-1 Class A3 4.877%, 11/10/42	10,450	10,290,898
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9 Class A4A 4.871%, 9/11/42	8,000	7,594,741
Series 2005-PW10 Class A4 5.405%, 12/11/40	10,000	9,832,735
Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A3 4.533%, 1/05/36	5,000	4,834,403
Series 2005-GG3 Class A4 4.799%, 8/10/42	10,100	9,594,344
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38	2,400	2,368,795
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP3 Class A2 4.851%, 8/15/42	8,500	8,324,935
Series 2006-CB15 Class A4 5.814%, 6/12/43	824	832,883
LB-UBS Commercial Mortgage Trust Series 2004-C7, Class A2 3.992%, 10/15/29	1,095	1,057,562
Series 2006-C1 Class A4 5.156%, 2/15/31	5,000	4,836,928
Merrill Lynch Mortgage Trust Series 2004-KEY2 Class A4 4.864%, 8/12/39	1,600	1,528,065

Total Commercial Mortgage Backed Securities (cost $72,886,187)		71,012,327

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED - US AGENCIES – 3.0%
AGENCY DEBENTURES – 3.0%
Federal National Mortgage Association 4.25%, 9/15/07	$40,655	$40,542,020
6.625%, 10/15/07(a)	12,000	12,056,964

Total Government-Related - US Agencies (cost $52,553,930)		52,598,984

GOVERNMENT-RELATED - NON-US ISSUERS – 1.4%
SOVEREIGNS – 1.4%
Republic of South Africa 7.375%, 4/25/12	3,000	3,228,750
Russian Federation 7.50%, 3/31/30(c)	9,507	10,662,353
United Mexican States 5.625%, 1/15/17	7,934	7,953,835
7.50%, 1/14/12	2,460	2,669,100

Total Government-Related - Non-US Issuers (cost $24,440,160)		24,514,038

ASSET-BACKED SECURITIES – 0.9%
HOME EQUITY LOANS - FLOATING RATE – 0.5%
BNC Mortgage Loan Trust Series 2007-1 Class M1 5.56%, 3/25/37(d)	1,370	1,363,068
HFC Home Equity Loan Asset Backed Certificates Series 2007-1 Class M1 5.70%, 3/20/36(d)	2,680	2,680,000
Indymac Residential Asset Backed Trust Series 2006-D Class 2A2 5.43%, 11/25/36(d)	1,450	1,447,281
Merrill Lynch First Franklin Mortgage Loan Series 2007-1 Class M1 5.70%, 4/25/37(d)	2,655	2,659,169
Option One Mortgage Loan Trust Series 2007-2 Class M1 5.68%, 3/25/37(d)	930	927,675

		9,077,193

OTHER - FLOATING RATE – 0.2%
Cairn Mezz ABS CDO PLC Series 2007-3A Class A2B 5.988%, 8/13/47(c)(d)	590	562,878
Halcyon Securitized Products Investors CDO, Ltd. Series 2007-1A Class A2 6.367%, 5/13/46(c)(d)	335	324,937

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Libertas Preferred Funding, Ltd. Series 2007-3A Class 2 5.999%, 4/09/47(c)(d)	$1,915	$1,881,487
Neapolitan Segregated Portfolio Series 2007-1A Class I 6.32%, 3/30/46(c)(d)	655	655,000
Petra Cre Cdo 2007 1 Series 2007-1A Class C 6.27%, 12/31/47(c)(d)	795	775,419

		4,199,721

HOME EQUITY LOANS - FIXED RATE – 0.2%
Countrywide Asset-Backed Certificates Series 2007-S1 Class A3 5.81%, 11/25/36	2,775	2,744,780

Total Asset-Backed Securities (cost $16,073,120)		16,021,694

EMERGING MARKETS - NON-INVESTMENT GRADE – 0.9%
SOVEREIGNS – 0.8%
Republic of Brazil 8.25%, 1/20/34	6,330	8,096,070
Republic of Panama 9.375%, 4/01/29	2,010	2,728,575
Republic of Peru 8.75%, 11/21/33	2,025	2,691,225

		13,515,870

CORPORATES – 0.1%
Industrial – 0.1%
Communications - Telecommunication – 0.1%
Mobile Telesystems Finance S.A. 9.75%, 1/30/08(c)	1,000	1,021,500

Total Emerging Markets - Non-Investment Grade (cost $14,606,461)		14,537,370

CORPORATES - NON-INVESTMENT GRADE – 0.5%
Financial Institutions – 0.0%
Insurance – 0.0%
Liberty Mutual Group 7.80%, 3/15/37(c)	740	717,060

Industrial – 0.5%
Basic – 0.1%
Packaging Corp. of America 4.375%, 8/01/08	1,800	1,772,795

Communications - Media – 0.1%
Clear Channel Communications, Inc.(a) 5.50%, 9/15/14	1,195	1,039,450
RH Donnelley Corp. 8.875%, 1/15/16	1,100	1,185,250

		2,224,700

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Qwest Corp. 7.875%, 9/01/11	$940	$994,050
Windstream Corp.(a) 8.125%, 8/01/13	1,187	1,276,025

		2,270,075

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. 4.95%, 1/15/08	1,065	1,056,124

Consumer Cyclical - Other – 0.1%
MGM MIRAGE 6.75%, 9/01/12	440	435,600
Wynn Las Vegas LLC 6.625%, 12/01/14	325	326,219

		761,819

		8,085,513

Total Corporates - Non-Investment Grade (cost $8,799,334)		8,802,573

PREFERRED STOCKS – 0.2%
Financial Institutions – 0.0%
Banking – 0.0%
Royal Bank of Scotland Group PLC 5.75%(b)	50,000	1,191,000

Industrial – 0.1%
Communications - Telecommunication – 0.1%
Centaur Funding Corp. Series B 9.08%(c)	1,200	1,351,500

Utilities – 0.1%
Electric – 0.1%
DTE Energy Trust I 7.80%	60,000	1,512,600

Total Preferred Stocks (cost $4,197,090)		4,055,100

MORTGAGE CMO – 0.1%
NON-AGENCY ADJUSTABLE RATE – 0.1%
Countrywide Alternative Loan Trust Series 2007-0A3 Class M1 5.63%, 4/25/47(d) (cost $778,809)	780	772,668

MUNICIPAL BONDS – 0.1%
Dallas-Fort Worth International 7.07%, 11/01/24 (cost $2,042,699)	2,000	2,078,560

Total Investments Before Security Lending Collateral – 103.4% (cost $1,473,615,303)		1,797,285,551

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENT – 4.6%
INVESTMENT COMPANIES – 4.6%
AllianceBernstein Fixed Income Shares, Inc. - Government STIF Portfolio(e) (cost $78,918,359)	78,918,359	$78,918,359

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 16.9%
Short-Terms – 16.9%
UBS Private Money Market Fund, LLC (cost $294,277,478)	294,277,478	294,277,478

Total Investments – 120.4% (cost $1,767,892,782)		2,091,563,029
Other assets less liabilities – (20.4)%		(354,021,189)

Net Assets – 100%		$1,737,541,840

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the aggregate market value of these securities amounted to $44,071,361 or 2.5% of net assets.

(d)	Variable rate coupon, rate shown as of May 31, 2007.

(e)	Investment in affiliated money market mutual fund.

Glossary:

TBA – To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,688,974,422 including investment of cash collateral for securities loaned of $294,277,478)	$2,012,644,670	(a)
Affiliated issuers (cost $78,918,359)	78,918,359
Receivable for investment securities sold	8,295,417
Interest and dividends receivable	8,015,567
Receivable for capital stock sold	6,898,413

Total assets	2,114,772,426

Liabilities
Payable for collateral received on securities loaned	294,277,478
Payable for investment securities purchased	72,636,789
Payable for capital stock redeemed	8,446,929
Distribution fee payable	779,790
Advisory fee payable	640,933
Transfer Agent fee payable	48,069
Administrative fee payable	24,439
Accrued expenses and other liabilities	376,159

Total liabilities	377,230,586

Net Assets	$1,737,541,840

Composition of Net Assets
Capital stock, at par	$940,785
Additional paid-in capital	1,347,546,719
Undistributed net investment income	4,595,272
Accumulated net realized gain on investment transactions	60,794,284
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	323,664,780

	$1,737,541,840

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$996,061,045	52,872,155	$18.84	*

B	$438,533,717	24,624,241	$17.81

C	$182,079,861	10,178,079	$17.89

Advisor	$106,193,431	5,623,872	$18.88

R	$6,180,272	328,777	$18.80

K	$4,425,990	235,295	$18.81

I	$4,067,524	216,075	$18.82

*	The maximum offering price per share for Class A shares was $19.68 which reflects a sales charge of 4.25%

(a)	Includes securities on loan with a value of $286,286,119 (see Note E).

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Interest
Unaffiliated issuers	$13,784,068
Affiliated issuers	661,775
Dividends (net of foreign taxes withheld $18,123)	11,409,366	$25,855,209

Expenses
Advisory fee	3,748,397
Distribution fee—Class A	1,405,948
Distribution fee—Class B	2,301,168
Distribution fee—Class C	890,975
Distribution fee—Class R	11,525
Distribution fee—Class K	4,701
Transfer agency—Class A	708,588
Transfer agency—Class B	413,027
Transfer agency—Class C	152,633
Transfer agency—Advisor Class	76,189
Transfer agency—Class R	6,120
Transfer agency—Class K	3,769
Transfer agency—Class I	2,480
Custodian	191,181
Printing	126,502
Registration fees	54,258
Administrative	49,487
Legal	28,817
Audit	25,555
Directors’ fees	21,096
Miscellaneous	27,367

Total expenses	10,249,783
Less: expense offset arrangement (see Note B)	(55,715)

Net expenses		10,194,068

Net investment income		15,661,141

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		61,221,661
Net change in unrealized appreciation/depreciation of:
Investments		34,693,954
Foreign currency denominated assets and liabilities		3,139

Net gain on investment and foreign currency transactions		95,918,754

Contribution from Adviser		2,424,621

Net Increase in Net Assets from Operations		$114,004,516

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase in Net Assets from Operations
Net investment income	$15,661,141	$29,999,561
Net realized gain on investment transactions	61,221,661	51,098,334
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	34,697,093	106,183,896
Contribution from Adviser	2,424,621	3,065

Net increase in net assets from operations	114,004,516	187,284,856

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(10,455,433)	(17,260,134)
Class B	(3,511,211)	(6,376,164)
Class C	(1,326,645)	(2,144,241)
Advisor Class	(1,312,200)	(2,441,340)
Class R	(38,908)	(34,496)
Class K	(23,553)	(1,209)
Class I	(47,254)	(93,442)
Net realized gain on investment transactions
Class A	(25,846,833)	(50,002,078)
Class B	(13,351,567)	(31,812,140)
Class C	(4,938,776)	(10,145,667)
Advisor Class	(2,829,887)	(6,176,472)
Class R	(82,849)	(74,994)
Class K	(11,520)	(547)
Class I	(104,280)	(221,466)
Capital Stock Transactions
Net decrease	(55,730,446)	(127,129,675)

Total decrease	(5,606,846)	(66,629,209)
Net Assets
Beginning of period	1,743,148,686	1,809,777,895

End of period (including undistributed net investment income of $4,595,272 and $5,649,335, respectively)	$1,737,541,840	$1,743,148,686

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the period ended May 31, 2007, and in response to the Independent Director’s request, the Adviser made a payment of $2,424,621 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

During the year ended November 30, 2006, the Adviser reimbursed the Fund $3,065 for trading losses incurred due to a trade entry error.

Pursuant to the advisory agreement, the Fund paid $49,487 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $446,328 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $55,715 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $21,241 from the sale of Class A shares and received $15,200, $143,747 and $3,536, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007 amounted to $305,452, of which $24,327 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $4,424 owed to a Director under the Director’s deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to the Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,774,978, $2,845,998, $160,073 and $83,021 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S government securities)	$177,149,748	$285,490,146
U.S government securities	284,941,659	285,706,391

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$331,968,405
Gross unrealized depreciation	(8,298,157)

Net unrealized appreciation	$323,670,248

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Notes to Financial Statements

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the six months ended May 31, 2007 the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of May 31, 2007, the Fund had loaned securities with a value of $286,286,119 and received cash collateral which was invested in short-term securities valued at $294,277,478 as included in the accompanying portfolio of investments. For the six months ended May 31, 2007, the Fund earned fee income of $80,220 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Class A
Shares sold	4,975,308	11,620,241	$90,661,411	$198,963,151

Shares issued in reinvestment of dividends and distributions	1,893,365	3,748,224	34,120,364	62,969,071

Shares converted from Class B	1,577,743	1,341,862	28,779,916	23,074,244

Shares redeemed	(8,779,488)	(16,642,785)	(159,750,756)	(284,359,760)

Net increase (decrease)	(333,072)	67,542	$(6,189,065)	$646,706

Class B
Shares sold	856,867	2,113,839	$14,776,896	$34,269,380

Shares issued in reinvestment of dividends and distributions	852,633	2,036,776	14,543,135	32,459,799

Shares converted to Class A	(1,667,580)	(1,415,594)	(28,779,916)	(23,074,244)

Shares redeemed	(3,048,757)	(9,232,081)	(52,710,979)	(149,397,088)

Net decrease	(3,006,837)	(6,497,060)	$(52,170,864)	$(105,742,153)

Class C
Shares sold	729,017	1,290,112	$12,621,510	$20,946,347

Shares issued in reinvestment of dividends and distributions	265,478	558,904	4,549,467	8,947,122

Shares redeemed	(960,139)	(2,521,454)	(16,633,074)	(40,956,766)

Net increase (decrease)	34,356	(672,438)	$537,903	$(11,063,297)

Advisor Class
Shares sold	735,047	915,489	$13,349,290	$15,645,453

Shares issued in reinvestment of dividends and distributions	213,264	473,531	3,849,945	7,969,848

Shares redeemed	(1,197,878)	(2,084,486)	(21,832,652)	(36,178,679)

Net decrease	(249,567)	(695,466)	$(4,633,417)	$(12,563,378)

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Class R
Shares sold	586,589	153,309	$10,634,368	$2,608,449

Shares issued in reinvestment of dividends and distributions	4,958	3,069	89,287	51,624

Shares redeemed	(438,002)	(60,416)	(7,912,194)	(1,043,612)

Net increase	153,545	95,962	$2,811,461	$1,616,461

Class K
Shares sold	280,658	236,810	$5,049,318	$4,011,457

Shares issued in reinvestment of dividends and distributions	1,922	61	34,672	1,027

Shares redeemed	(62,862)	(221,876)	(1,147,544)	(3,776,077)

Net increase	219,718	14,995	$3,936,446	$236,407

Class I
Shares sold	11,303	66,754	$206,431	$1,123,813

Shares issued in reinvestment of dividends and distributions	8,422	18,739	151,531	314,302

Shares redeemed	(20,838)	(102,886)	(380,872)	(1,698,536)

Net decrease	(1,113)	(17,393)	$(22,910)	$(260,421)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

NOTE I

Distributions to Shareholders

The tax character of distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$28,351,026	$26,014,150
Long-term capital gain	98,433,364	– 0 –

Total taxable distributions	126,784,390	26,014,150

Total distributions paid	$126,784,390	$26,014,150

As of November 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$41,153,972
Undistributed ordinary income	13,344,829
Unrealized appreciation/(depreciation)	286,865,404	(a)

Total accumulated earnings/(deficit)	$341,364,205	(b)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for bond premium.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/deficit is attributable primarily to deferred compensation.

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b),

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					August 1, 2003 to November 30, 2003(a)		Year Ended July 31,
			2006		2005	2004				2003	2002(b)

Net asset value, beginning of period	$18.29		$17.60		$16.81	$15.13		$14.54		$13.26	$15.96

Income From Investment Operations
Net investment income(c)	.19		.34		.28	.31	(d)	.09		.28	.35
Net realized and unrealized gain (loss) on investment transactions	1.02		1.61		.81	1.61		.58		1.32	(2.35)
Contribution from Adviser	.03		– 0 –	(e)	– 0 –	– 0 –		– 0 –		– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	1.24		1.95		1.09	1.92		.67		1.60	(2.00)

Less: Dividends and Distributions
Dividends from net investment income	(.20)		(.32)		(.30)	(.24)		(.08)		(.29)	(.34)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –	– 0 –		– 0 –		– 0 –	(.36)
Tax return of capital	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –		(.03)	– 0 –

Total dividends and distributions	(.69)		(1.26)		(.30)	(.24)		(.08)		(.32)	(.70)

Net asset value, end of period	$18.84		$18.29		$17.60	$16.81		$15.13		$14.54	$13.26

Total Return
Total investment return based on net asset value(f)	6.93%		11.81%		6.55%	12.78%		4.62%		12.29%	(12.91)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$996,061		$972,991		$935,414	$788,685		$587,685		$525,637	$384,212
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.93	%(g)	.88	%(h)	1.04%	.97%		1.07	%(g)	1.12%	1.10%
Expenses, before waivers/ reimbursements	.93	%(g)	.88	%(h)	1.04%	1.00%		1.07	%(g)	1.12%	1.10%
Net investment income	2.08	%(g)	2.00	%(h)	1.64%	1.93	%(d)	1.84	%(g)	2.04%	2.36%
Portfolio turnover rate	27%		52%		57%	58%		29%		62%	79%

See footnote summary on page 49.

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					August 1, 2003 to November 30, 2003(a)		Year Ended July 31,
			2006		2005	2004				2003	2002(b)

Net asset value, beginning of period	$17.32		$16.74		$16.00	$14.41		$13.87		$12.68	$15.31

Income From Investment Operations
Net investment income(c)	.11		.20		.15	.19	(d)	.05		.17	.23
Net realized and unrealized gain (loss) on investment transactions	.98		1.52		.78	1.53		.55		1.26	(2.25)
Contribution from Adviser	.02		– 0 –	(e)	– 0 –	– 0 –		– 0 –		– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	1.11		1.72		.93	1.72		.60		1.43	(2.02)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.20)		(.19)	(.13)		(.06)		(.22)	(.25)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –	– 0 –		– 0 –		– 0 –	(.36)
Tax return of capital	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –		(.02)	– 0 –

Total dividends and distributions	(.62)		(1.14)		(.19)	(.13)		(.06)		(.24)	(.61)

Net asset value, end of period	$17.81		$17.32		$16.74	$16.00		$14.41		$13.87	$12.68

Total Return
Total investment return based on net asset value(f)	6.56%		10.94%		5.82%	11.97%		4.33%		11.44%	(13.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$438,534		$478,595		$571,214	$590,890		$534,752		$488,365	$385,868
Ratio to average net assets of:
Expenses net of waivers/ reimbursements	1.67	%(g)	1.62	%(h)	1.76%	1.70%		1.81	%(g)	1.86%	1.84%
Expenses, before waivers/ reimbursements	1.67	%(g)	1.62	%(h)	1.76%	1.73%		1.81	%(g)	1.86%	1.84%
Net investment income	1.32	%(g)	1.24	%(h)	.90%	1.22	%(d)	1.14	%(g)	1.30%	1.61%
Portfolio turnover rate	27%		52%		57%	58%		29%		62%	79%

See footnote summary on page 49.

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					August 1, 2003 to November 30, 2003(a)		Year Ended July 31,
			2006		2005	2004				2003	2002(b)

Net asset value, beginning of period	$17.40		$16.80		$16.06	$14.47		$13.92		$12.72	$15.36

Income From Investment Operations
Net investment income(c)	.12		.21		.15	.19	(d)	.05		.17	.23
Net realized and unrealized gain (loss) on investment transactions	.97		1.53		.78	1.53		.56		1.27	(2.26)
Contribution from Adviser	.02		– 0 –	(e)	– 0 –	– 0 –		– 0 –		– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	1.11		1.74		.93	1.72		.61		1.44	(2.03)

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.20)		(.19)	(.13)		(.06)		(.22)	(.25)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –	– 0 –		– 0 –		– 0 –	(.36)
Tax return of capital	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –		(.02)	– 0 –

Total dividends and distributions	(.62)		(1.14)		(.19)	(.13)		(.06)		(.24)	(.61)

Net asset value, end of period	$17.89		$17.40		$16.80	$16.06		$14.47		$13.92	$12.72

Total Return
Total investment return based on net asset value(f)	6.53%		11.02%		5.80%	11.92%		4.39%		11.49%	(13.55)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$182,080		$176,454		$181,746	$174,040		$162,243		$150,188	$131,761
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.66	%(g)	1.61	%(h)	1.76%	1.69%		1.80	%(g)	1.85%	1.84%
Expenses, before waivers/ reimbursements	1.66	%(g)	1.61	%(h)	1.76%	1.73%		1.80	%(g)	1.85%	1.84%
Net investment income	1.34	%(g)	1.27	%(h)	.91%	1.23	%(d)	1.15	%(g)	1.32%	1.61%
Portfolio turnover rate	27%		52%		57%	58%		29%		62%	79%

See footnote summary on page 49.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					August 1, 2003 to November 30, 2003(a)		Year Ended July 31,
			2006		2005	2004				2003	2002(b)

Net asset value, beginning of period	$18.33		$17.64		$16.84	$15.16		$14.56		$13.28	$15.98

Income From Investment Operations
Net investment income(c)	.21		.39		.33	.35	(d)	.10		.32	.37
Net realized and unrealized gain (loss) on investment transactions	1.03		1.61		.82	1.61		.59		1.32	(2.34)
Contribution from Adviser	.03		– 0 –	(e)	– 0 –	– 0 –		– 0 –		– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	1.27		2.00		1.15	1.96		.69		1.64	(1.97)

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.37)		(.35)	(.28)		(.09)		(.32)	(.37)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –	– 0 –		– 0 –		– 0 –	(.36)
Tax return of capital	– 0 –		– 0 –		– 0 –	– 0 –		– 0 –		(.04)	– 0 –

Total dividends and distributions	(.72)		(1.31)		(.35)	(.28)		(.09)		(.36)	(.73)

Net asset value, end of period	$18.88		$18.33		$17.64	$16.84		$15.16		$14.56	$13.28

Total Return
Total investment return based on net asset value(f)	7.08%		12.10%		6.89%	13.07%		4.75%		12.57%	(12.67)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$106,193		$107,657		$115,873	$112,040		$107,440		$105,567	$101,017
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.64	%(g)	.60	%(h)	.74%	.67%		.78	%(g)	.83%	.85%
Expenses, before waivers/ reimbursements	.64	%(g)	.60	%(h)	.74%	.71%		.78	%(g)	.83%	.85%
Net investment income	2.36	%(g)	2.28	%(h)	1.92%	2.19	%(d)	2.11	%(g)	2.36%	2.79%
Portfolio turnover rate	27%		52%		57%	58%		29%		62%	79%

See footnote summary on page 49.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					November 3, 2003(i) to November 30, 2003
			2006		2005	2004

Net asset value, beginning of period	$18.25		$17.58		$16.80	$15.13		$15.09

Income From Investment Operations
Net investment income(c)	.17		.30		.24	.30	(d)	.02
Net realized and unrealized gain on investment transactions	1.01		1.58		.82	1.58		.02
Contributions from Adviser	.03		– 0 –	(e)	– 0 –	– 0 –		– 0 –

Net increase in net asset value from operations	1.21		1.88		1.06	1.88		.04

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.27)		(.28)	(.21)		– 0 –
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –	– 0 –		– 0 –

Total dividends and distributions	(.66)		(1.21)		(.28)	(.21)		– 0 –

Net asset value, end of period	$18.80		$18.25		$17.58	$16.80		$15.13

Total Return
Total investment return based on net asset value(f)	6.78%		11.37%		6.36%	12.52%		.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,180		$3,197		$1,393	$371		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26	%(g)	1.22	%(h)	1.33%	1.19%		1.34	%(g)
Expenses, before waivers/reimbursements	1.26	%(g)	1.22	%(h)	1.33%	1.22%		1.34	%(g)
Net investment income	1.81	%(g)	1.72	%(h)	1.39%	1.94	%(d)	1.70	%(g)
Portfolio turnover rate	27%		52%		57%	58%		29%

See footnote summary on page 49.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$18.28		$17.60		$17.34

Income From Investment Operations
Net investment income(c)	.22		.65		.22
Net realized and unrealized gain on investment transactions	.98		1.29	†	.24
Contribution from Adviser	.03		– 0 –	(e)	– 0 –

Net increase in net asset value from operations	1.23		1.94		.46

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.32)		(.20)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –

Total dividends and distributions	(.70)		(1.26)		(.20)

Net asset value, end of period	$18.81		$18.28		$17.60

Total Return
Total investment return based on net asset value(f)	6.88%		11.74%		2.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,426		$285		$10
Ratio to average net assets of:
Expenses	.94	%(g)	.91	%(h)	1.01	%(g)
Net investment income	2.17	%(g)	2.15	%(h)	1.69	%(g)
Portfolio turnover rate	27%		52%		57%

See footnote summary on page 49.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$18.27		$17.60		$17.34

Income From Investment Operations
Net investment income(c)	.25		.39		.24
Net realized and unrealized gain on investment transactions	.98		1.60		.26
Contribution from Adviser	.03		– 0 –	(e)	– 0 –

Net increase in net asset value from operations	1.26		1.99		.50

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.38)		(.24)
Distributions from net realized gain on investment transactions	(.49)		(.94)		– 0 –

Total dividends and distributions	(.71)		(1.32)		(.24)

Net asset value, end of period	$18.82		$18.27		$17.60

Total Return
Total investment return based on net asset value(f)	7.09%		12.07%		2.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,068		$3,968		$4,128
Ratio to average net assets of:
Expenses	.62	%(g)	.59	%(h)	.81	%(g)
Net investment income	2.38	%(g)	2.28	%(h)	2.41	%(g)
Portfolio turnover rate	27%		52%		57%

See footnote summary on page 49.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

(a)	The Fund changed its fiscal year end from July 31 to November 30.

(b)	As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived by the Adviser and Transfer Agent.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	Annualized.

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

(i)	Commencement of distribution.

†	Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul C. Rissman, Senior Vice President

Craig Ayers, Vice President

Frank V. Caruso, Vice President

Aryeh Glatter, Vice President

Shawn E. Keegan, Vice President

Joran Laird, Vice President

Alison M. Martier, Vice President

Greg J. Wilensky, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Core Investment Grade: Core Fixed-Income Investment Team. Messrs. Frank Caruso and Aryeh Glatter are responsible for the day-to-day management of the equity component of the Fund’s portfolio and Ms. Alison Martier and Messrs. Greg Wilensky, Shawn Keegan and Joran Laird are the persons with the most significant responsibility for the day-to-day management of the debt component of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN BALANCED SHARES •	51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

52	• ALLIANCEBERNSTEIN BALANCED SHARES

research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index) (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period, 1st quintile in the 5-year period and 1 out of 4 in the 10-year period and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1-, 3- and 5-year periods and 1st quintile in the 10-year period. The comparative information showed that the Fund outperformed the Index in the 10-year period, and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Fund’s investment results over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser’s Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity and fixed

ALLIANCEBERNSTEIN BALANCED SHARES •	53

income securities). The directors also noted that the Adviser advises a portfolio of a more recently organized AllianceBernstein Fund with a substantially similar investment style as the Fund and that the Adviser’s fee schedule for such portfolio is higher than the fee schedule in the Fund’s Advisory Agreement.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s at approximate current size contractual effective fee rate of 43.4 basis points, plus the less than 1 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors further noted that the Fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a

54	• ALLIANCEBERNSTEIN BALANCED SHARES

fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 02/28/07 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$1,704.2	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $95,477 (0.005% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	0.88 1.62 1.61 1.22 0.91 0.59 0.60	% % % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product that has a somewhat similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:4

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Balanced Shares, Inc.	Balanced Shares Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

4	It should be noted that the AVPS portfolio was affected by the settlement between the Adviser and the NYAG.

58	• ALLIANCEBERNSTEIN BALANCED SHARES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[7]	Lipper Group Median	Rank
Balanced Shares, Inc.	0.434	0.621	3/9

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	0.885	1.112	2/9	1.199	11/73

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

9	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN BALANCED SHARES •	59

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or

60	• ALLIANCEBERNSTEIN BALANCED SHARES

approximately $20 million.10 During the Fund’s most recently completed fiscal year, ABI received from the Fund $42,017, $9,614,502 and $577,497 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $1,067,639 in fees from the Fund. 11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the

10	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $167,822 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN BALANCED SHARES •	61

Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund 12 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)13 for the periods ended December 31, 2006.14

Balanced Shares, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	13.21	12.15	11.76	3/9	36/121
3 year	9.06	8.75	8.45	3/7	36/97
5 year	7.29	5.83	5.92	1/6	18/79
10 year	9.65	7.03	7.09	1/4	6/49

12	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

13	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

14	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)15 versus its benchmark.16 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.17

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	13.21	9.06	7.29	9.65	9.47	9.97	0.60	10
Russell 1000 Value Index	22.25	15.09	10.86	11.00	N/A	14.21	0.54	10
Lehman Brothers Government/Credit Bond Index	3.78	3.44	5.17	6.26	N/A	4.20	0.58	10
60% Russell 1000 Value Index/ 40% Lehman Brothers Government/Credit Index	14.86	10.43	8.58	9.10	N/A	N/A	N/A	N/A

Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

16	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

17	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

64	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	65

NOTES

66	• ALLIANCEBERNSTEIN BALANCED SHARES

NOTES

ALLIANCEBERNSTEIN BALANCED SHARES •	67

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68	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0507

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 30, 2007